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                                                                     Exhibit 4.2

                              ROHM AND HAAS COMPANY

                           $500,000,000 Notes due 2004
                           $500,000,000 Notes due 2009
                       $1,000,000,000 Debentures due 2029

                          REGISTRATION RIGHTS AGREEMENT

                                                              New York, New York
                                                                    July 6, 1999


Salomon Smith Barney Inc.
Chase Securities Inc.
Goldman, Sachs & Co.
Banc One Capital Markets, Inc.
c/o Salomon Smith Barney Inc.
     388 Greenwich Street
     New York, New York 10013

Ladies and Gentlemen:

         Rohm and Haas Company, a Delaware corporation (the "Company"), proposes to issue and sell (the "Initial Placement") to Salomon Smith Barney Inc., Goldman, Sachs & Co., Chase Securities, Inc., First Chicago Capital Markets, Inc. and the other purchasers listed in Schedule I to the Purchase Agreement (the "Purchase Agreement") dated June 30, 1999 (collectively, the "Initial Purchasers"), upon the terms set forth in the Purchase Agreement, $500,000,000 principal amount of its 6.95% Notes due 2004, $500,000,000 principal amount of its 7.40% Notes due 2009 and $1,000,000,000 principal amount of its 7.95% Debentures due 2029 (collectively, the "Securities"). The Securities will be issued under an Indenture dated as of July 1, 1999 (the "Indenture") between the Company and Chase Manhattan Trust Company, National Association, as trustee (the "Trustee"). As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to your obligations thereunder, the Company agrees with you, (i) for your benefit and (ii) for the benefit of the holders from time to time (each of the foregoing a "Holder" and together the "Holders") of the Securities or the Exchange Securities (as defined herein), as follows:

         1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:
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         "Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "Affiliate" shall have the same meaning given to that term in Rule 405 of the Act of any successor rule thereunder.

         "Closing Date" shall have the same meaning given to that term in the Purchase Agreement.

         "Commission" means the Securities and Exchange Commission.

         "Depositary" means The Depository Trust Company, or any other depositary appointed by the Company, provided, however, that such depositary must have an address in the Borough of Manhattan, in the City of New York.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "Exchange Offer" means the exchange offer by the Company of Exchange Securities in exchange for the Securities effected pursuant to Section 2 hereof.

         "Exchange Offer Registration Period" means the 180-day period following the issuance of the Exchange Securities, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement.

         "Exchange Offer Registration Statement" means a registration statement of the Company on an appropriate form under the Act with respect to the Exchange Offer, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "Exchange Securities" means securities containing terms identical to the Securities in all material respects (except for references to certain interest rate provisions, restrictions on transfers and restrictive legends), to be offered to Holders of Securities in exchange for Securities pursuant to the Exchange Offer.

         "Exchanging Dealer" means any Holder (which may include any Initial Purchaser) which is a broker-dealer electing to exchange Securities acquired for its own account as a result of market-making activities or other trading activities for Exchange Securities from whom the Company has received notice that it will be an Exchanging Dealer.


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         "Final Offering Memorandum" shall have the meaning set forth in the
Purchase Agreement.

         "Holder" has the meaning set forth in the preamble hereto.

         "Indenture" has the meaning set forth in the preamble hereto.

         "Initial Placement" has the meaning set forth in the preamble hereto.

         "Letter of Transmittal" has the meaning set forth in Section 2(c) hereof.

         "Liquidated Damages" has the meaning set forth in Section 7(a) hereof.

         "Majority Holders" means the Holders of a majority of the aggregate principal amount of securities registered under a Registration Statement.

         "Managing Underwriters" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering.

         "Prospectus" means the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities or the Exchange Securities, covered by such Registration Statement, and all amendments and supplements to the Prospectus, including post-effective amendments.

         "Registration Statement" means any Exchange Offer Registration Statement or Shelf Registration Statement that covers any of the Securities or the Exchange Securities pursuant to the provisions of this Agreement, and amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "Securities" has the meaning set forth in the preamble hereto.

         "Shelf Registration" means a registration effected pursuant to Section 3 hereof.

         "Shelf Registration Event" has the meaning set forth in Section 3 hereof.

         "Shelf Registration Period" has the meaning set forth in Section 3(b) hereof.


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         "Shelf Registration Statement" means a "shelf" registration statement of the Company pursuant to the provisions of Section 3 hereof which covers some or all of the Securities or the Exchange Securities, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, and amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "Special Counsel" means Mayer, Brown & Platt or such other single counsel as shall be specified by the Majority Holders of securities included in the relevant Registration Statement, the fees and expenses of which will be paid by the Company pursuant to Section 5 hereof.

         "Trustee" has the meaning set forth in the preamble hereto.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended.

         "Underwriter" means any underwriter of Securities or Exchange Securities in connection with an offering thereof under a Shelf Registration Statement.

         2. Exchange Offer; Resales of Exchange Securities by Exchanging
Dealers.

         (a) The Company shall, for the benefit of the Holders, at the Company's cost, use its reasonable best efforts to (i) prepare and, as soon as practicable but not later than 90 days following the Closing Date, file with the Commission an Exchange Offer Registration Statement on an appropriate form under the Act with respect to the proposed Exchange Offer and the issuance and delivery to the Holders, in exchange for the Securities, of a like principal amount of Exchange Securities, (ii) cause the Exchange Offer Registration Statement to be declared effective under the Act within 150 days of the Closing Date, (iii) keep the Exchange Offer Registration Statement effective until the closing of the Exchange Offer and (iv) cause the Exchange Offer to be consummated not later than 180 days following the Closing Date.

         Each Holder participating in the Exchange Offer shall be required, as a condition to such participation, to represent in writing to the Company that, at the time of the consummation of the Exchange Offer, such Holder (a) is not an affiliate of the Company within the meaning of Rule 405 under the Act, (b) is not a broker-dealer tendering Securities acquired directly from the Company for its own account, (c) acquired the Securities and will acquire the Exchange Securities in the ordinary course of such Holder's business and (d) has no arrangements or understandings with any Person for the purpose of distributing the Exchange Securities.


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         The Exchange Securities shall be issued under (i) the Indenture or (ii)
an indenture identical in all material respects to the Indenture and which, in either case, has been qualified under the Trust Indenture Act, or is exempt from such qualification and shall provide that the Exchange Securities shall not be subject to the transfer restrictions set forth in the Indenture. The Indenture or such indenture shall provide that the Exchange Securities and the Securities having the same interest rate and maturity shall vote and consent together on all matters as one class and that none of the Exchange Securities or the Securities having the same interest rate and maturity will have the right to vote or consent as a separate class on any matter.

         (b) Upon the effectiveness of the Exchange Offer Registration Statement, the Company shall promptly commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Holder electing to exchange Securities for Exchange Securities (assuming that such Holder is not an Affiliate of the Company, acquired the Securities and acquires the Exchange Securities in the ordinary course of such Holder's business and has no arrangements with any person to participate in the distribution (within the meaning of the Act) of the Exchange Securities) to transfer such Exchange Securities from and after their receipt without any limitations or restrictions under the Act or state securities or "blue sky" laws.

         (c) In connection with the Exchange Offer, the Company shall:

                  (i) mail as promptly as practicable to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents relating to the Exchange Offer ("Letter of Transmittal");

                  (ii) keep the Exchange Offer open for not less than 30 days after the date notice thereof is mailed to the Holders (or longer if required by applicable law) (the "Exchange Period");

                  (iii) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York;

                  (iv) permit Holders to withdraw tendered Securities at any time prior to 5:00 p.m. (Eastern Standard Time), on the last business day of the Exchange Period, by sending to the institution specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Securities delivered for exchange, and a statement that such Holder is withdrawing such Holder's election to have such Securities exchanged;

                  (v) notify each Holder that any Security not tendered will remain outstanding and continue to accrue interest, but will not retain any rights under this Agreement (except in the case of an Exchanging Dealer as provided herein); and


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                  (vi) comply in all material respects with all applicable laws.

         (d) As soon as practicable after the close of the Exchange Offer, the Company shall:

                  (i) accept for exchange all Securities validly tendered and not withdrawn pursuant to the Exchange Offer;

                  (ii) deliver to the Trustee for cancellation all Securities so accepted for exchange; and

                  (iii) cause the Trustee promptly to authenticate and deliver Exchange Securities to the Depositary for the benefit of each Holder of Securities so accepted for exchange in a principal amount equal to the principal amount of the Securities of such Holder so accepted for exchange.

         (e) The Initial Purchasers and the Company acknowledge that, pursuant to interpretations by the Commission's staff of Section 5 of the Act, and in the absence of an applicable exemption therefrom, each Exchanging Dealer is required to deliver a Prospectus (the "Post-Exchange Prospectus") in connection with a sale of any Exchange Securities received by such Exchanging Dealer pursuant to the Exchange Offer in exchange for Securities acquired for its own account as a result of market-making activities or other trading activities. Accordingly, the Company shall:

                  (i) include the information set forth in Annex A hereto on the cover of the Prospectus contained in the Exchange Offer Registration Statement, in Annex B hereto in the forepart of the Exchange Offer Registration Statement in a section setting forth details of the Exchange Offer, and in Annex C hereto in the underwriting or plan of distribution section of the Prospectus forming a part of the Exchange Offer Registration Statement, and include the information set forth in Annex D hereto in each Letter of Transmittal delivered pursuant to each Exchange Offer; and

                  (ii) use its reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective under the Act during the Exchange Offer Registration Period for delivery of the Prospectus forming a part thereof by Exchanging Dealers in connection with sales of Exchange Securities received pursuant to the Exchange Offer, as contemplated by Section 4(h) below.

         (f) In the event that the Initial Purchasers determine that they are not eligible to participate in the Exchange Offer with respect to the exchange of Securities constituting any portion of their initial unsold allotment, at the request of the Initial Purchasers, the Company shall issue and deliver to the Initial Purchasers, in exchange for such Securities, a like principal


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amount of Exchange Securities (provided that such Exchange Securities shall include legends with respect to restrictions on transfer), and the Company shall, starting on the date of effectiveness of the Exchange Offer Registration Statement and ending on the close of business on the 180th day following such date, make available as many copies of the Exchange Offer Registration Statement prospectus, as amended or supplemented, as reasonably requested by the Initial Purchasers. The Company shall seek to cause the CUSIP Service Bureau to issue the same CUSIP number(s) for such securities as for the corresponding Exchange Securities issued pursuant to the Exchange Offer. The Initial Purchasers agree to promptly notify the Company in writing following the resale of their initial allotment of Securities.

         (g) Interest on each Exchange Security will accrue from the last date on which interest was paid on the Securities surrendered in exchange therefor or, if no interest has been paid on the Securities, from the date of original issuance. The Exchange Offer shall not be subject to any conditions, other than
(i) that the Exchange Offer, or the making of any exchange by a Holder, does not violate applicable law or any applicable interpretation of the staff of the Commission, (ii) the due tendering of Securities shall be in accordance with the Exchange Offer, (iii) that each Holder of Securities exchanged in the Exchange Offer shall have made the representations set forth above in this Section 2 and such other representations as may be reasonably necessary under applicable Commission rules, regulations or interpretations to render the use of Form S-4 or other appropriate form under the Act available and (iv) that no action or proceeding shall have been instituted or threatened in any court or by or before any governmental agency with respect to the Exchange Offer which, in the Company's judgment, would reasonably be expected to impair the ability of the Company to proceed with the Exchange Offer. The Company shall inform the Initial Purchasers of the names and addresses of the Holders to whom the Exchange Offer is made, and the Initial Purchasers shall have the right to contact such Holders and otherwise facilitate the tender of Securities in the Exchange Offer.

         3. Shelf Registration. If, (i) because of any change in law or in currently prevailing interpretations thereof by the Commission's staff, the Company is not permitted to effect the Exchange Offer as contemplated by Section 2 hereof, (ii) the Exchange Offer is not consummated within 180 days after the Closing Date, (iii) upon the request of any of the Initial Purchasers within 60 days after consummation of the Exchange Offer with respect to Securities that are not eligible to be exchanged for Exchange Securities in the Exchange Offer or with respect to Exchange Securities received by the Initial Purchasers in the Exchange Offer that are not freely tradeable or (iv) if a Holder identified in writing to the Company (other than an Initial Purchaser) is not permitted by applicable law to participate in the Exchange Offer or elects to participate in the Exchange Offer but does not receive freely tradeable Exchange Securities pursuant to the Exchange Offer (other than due solely to the status of such Holder as an Affiliate of the Company or as a broker-dealer) and, in the reasonable opinion of the Company, cannot deliver the Exchange Offer Registration Statement in connection with its sale of the Exchange Securities (it being understood that, for purposes of this Section 3, (x) the requirement that the Initial Purchasers deliver a Prospectus containing the information required by Items 507 and/or


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508 of Regulation S-K under the Act in connection with sales of Exchange
Securities acquired in exchange for such Securities shall result in such Exchange Securities being not "freely tradeable" but (y) the requirement that an Exchanging Dealer deliver a Prospectus in connection with sales of Exchange Securities acquired in the Exchange Offers in exchange for Securities acquired as a result of market-making activities or other trading activities shall not result in such Exchange Securities being not "freely tradeable") (the events described in clauses (i) through (iv) of this paragraph are each referred to herein as a "Shelf Registration Event"), the following provisions shall apply:

         (a) The Company shall promptly deliver to the applicable Holders written notice of a Shelf Registration Event and, as promptly as practicable, file with the Commission and thereafter use its reasonable best efforts to cause to be declared effective under the Act, a Shelf Registration Statement relating to the offer and sale of the applicable Securities or the applicable Exchange Securities, as the case may be, by the applicable Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement; provided, however, that with respect to Exchange Securities received by the Initial Purchasers in exchange for Securities constituting any portion of an unsold allotment, the Company may, if permitted by current interpretations by the Commission's staff, file a post-effective amendment to the Exchange Offer Registration Statement containing the information required by Regulation S-K Items 507 and/or 508, as applicable, in satisfaction of their obligations under this paragraph (a) with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement.

         (b) The Company shall use its reasonable best efforts to keep such Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by such Holders for a period of two years after the issuance of the Securities (or, if Rule 144(k) is amended to provide a shorter restrictive period, such shorter period) or such shorter period that will terminate when all the Securities or Exchange Securities, as applicable, covered by such Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement (in any such case, such period being called the "Shelf Registration Period").

         (c) The Company shall not permit any securities other than Securities to be included in the Shelf Registration Statement. The Company further agrees, if necessary, to supplement or amend the Shelf Registration Statement, as required by Section 4(k) below, and to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the Commission.

         4. Registration Procedures. In connection with any Shelf Registration Statement and, to the extent specified, any Exchange Offer Registration Statement, the following provisions shall apply:


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         (a) The Company shall furnish to each Initial Purchaser, prior to the filing thereof with the Commission, a copy of any Shelf Registration Statement and any Exchange Offer Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein and the Company shall, if reasonably requested, promptly incorporate in such Registration Statement, such information and comments as the Initial Purchasers reasonably agree with the Company and its counsel should be included therein.

         (b) The Company shall ensure that, subject to Section 4(k), (i) any Registration Statement and any amendment thereto and any Prospectus forming a part thereof and any amendment or supplement thereto complies in all material respects with the Act, (ii) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming part of any Registration Statement, and any amendment or supplement to such Prospectus, does not, during the period when delivery thereof is required, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

                  (c)(1) The Company shall advise the Initial Purchasers and, in the case of a Shelf Registration Statement, the Holders of securities covered thereby and, if requested by you or any such Holder, confirm such advice in writing:

                           (i) when a Registration Statement and any amendment
                  thereto has been filed with the Commission and when a Registration Statement or any post-effective amendment thereto has become effective; and

                           (ii) of any request by the Commission for amendments
                  or supplements to a Registration Statement or the Prospectus included therein or for additional information (and shall provide to the Initial Purchasers a copy of any such request by the Commission).

                  (2) The Company shall advise the Initial Purchasers and, in the case of a Shelf Registration Statement, the Holders of securities covered thereby, and, in the case of an Exchange Offer Registration Statement, any Exchanging Dealer that has provided in writing to the Company a telephone or facsimile number and address for notices, and, if requested by you or any such Holder or Exchanging Dealer, confirm such advice in writing:

                           (i) of the issuance by the Commission of any stop
                  order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose;


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                           (ii) of the receipt by the Company of any
                  notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                           (iii) of the suspension of the use of a Prospectus.

         (d) Subject to Section 4(k), the Company shall use its reasonable best efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness or use of any Registration Statement at the earliest possible time.

         (e) The Company shall furnish to each Holder of securities included within the coverage of any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference).

         (f) Subject to Section 4(k), the Company shall, during the Shelf Registration Period, as promptly as is reasonably practicable deliver to each Holder of securities included within the coverage of any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and subject to Section 4(k), the Company consents to the use of the Prospectus or any amendment or supplement thereto as to which no notice has been given pursuant to paragraph 4(c)(2) by each of the selling Holders of securities in connection with the offering and sale of the securities covered by the Prospectus or any amendment or supplement thereto.

         (g) The Company shall furnish to each Exchanging Dealer which so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, any documents incorporated by reference therein, and, if the Exchanging Dealer so requests in writing, all exhibits (including those incorporated by reference).

         (h) Subject to Section 4(k), the Company shall, during the Exchange Offer Registration Period, promptly deliver to each Exchanging Dealer, without charge, as many copies of the Prospectus included in such Exchange Offer Registration Statement and any amendment or supplement thereto as such Exchanging Dealer may reasonably request for delivery by such Exchanging Dealer in connection with a sale of Exchange Securities received by it pursuant to the Exchange Offer; and subject to Section 4(k), the Company consents to the use of the Prospectus or any amendment or supplement thereto as to which no notice has been given pursuant to paragraph 4(c)(2) by any such Exchanging Dealer, as aforesaid.


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         (i) Prior to the Exchange Offer or the effectiveness of a Registration
Statement, the Company shall, if required by applicable law, register or qualify or cooperate with the Holders of securities included therein and their respective counsel in connection with the registration or qualification of such securities for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such United States jurisdictions of the securities covered by such Registration Statement; provided, however, that the Company will not be required to (1) qualify generally to do business as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 4(i), (2) file any general consent to service of process in any jurisdiction where it is not as of the date hereof so subject or
(3) subject itself to taxation in any jurisdiction where it is not otherwise subject.

         (j) Unless the applicable securities shall be in book-entry only form, the Company shall cooperate with the Holders of Securities or Exchange Securities to facilitate the timely preparation and delivery of certificates representing Securities or Exchange Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request prior to sales of Securities or Exchange Securities pursuant to such Registration Statement.

         (k) Upon the occurrence of any event contemplated by paragraphs
(c)(1)(ii), (c)(2)(i) or (c)(2)(iii) above, the Company agrees to notify the Initial Purchasers, and in the case of a Shelf Registration Statement, the Holders of securities covered thereby, to suspend use of the Prospectus and the Company shall prepare, using its reasonable best efforts to do so as soon as possible, a post-effective amendment to any Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to purchasers of the securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and the Initial Purchasers, and in the case of a Shelf Registration Statement, the Holders of securities covered thereby, shall suspend use of such Prospectus until the Company has amended or supplemented such Prospectus so that such Prospectus does not contain any such untrue statement or omission.

         (l) The Company shall use its reasonable best efforts to cause The Depository Trust Company ("DTC") on the first business day following the effective date of any Shelf Registration Statement hereunder or as soon as possible thereafter to remove (i) from any existing CUSIP number assigned to any Securities, any designation indicating that such Securities are "restricted securities," which efforts shall include delivery to DTC of a letter executed by the Company substantially in the form of Annex E hereto and (ii) any other stop or restriction on DTC's system with respect to such Securities. In the event the Company is unable to cause DTC to take the actions described in the immediately preceding sentence, the Company


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shall take such actions as the Initial Purchasers may reasonably request to provide, as soon as practicable, a CUSIP number for each series of Securities registered under such Registration Statement and to cause such CUSIP numbers to be assigned to such Securities (or to the maximum aggregate principal amount of such Securities to which such number(s) may be assigned). Upon compliance with the foregoing requirements of this Section 4(1), the Company shall provide the Trustee with printed certificates for each series of Securities, in a form eligible for deposit with DTC.

         (m) The Company shall use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and shall make generally available to its security holders as soon as practicable after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Act.

         (n) The Company may require each Holder of securities to be sold pursuant to any Shelf Registration Statement and each Exchanging Dealer required to deliver a Prospectus to furnish to the Company such information regarding such Holder and the distribution of such securities by such Holder as the Company may from time to time reasonably require for inclusion in such Registration Statement and securities of a Holder that does not provide information necessary for inclusion in such Registration Statement may be omitted from any Shelf Registration Statement or any Post-Exchange Prospectus.

         (o) The Company shall, if reasonably requested, and in no event more than one time, promptly incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement, such information as the Managing Underwriters and Holders of a majority in aggregate principal amount of each series of Securities reasonably agree with the Company and its counsel should be included therein and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment provided that the Company shall not be required to take any action under this Section 4(o) that is not in the reasonable opinion of counsel for the Company in compliance with applicable law.

         (p) In the case of any Shelf Registration Statement, the Company shall enter into such customary agreements (including underwriting agreements) and take all other appropriate and reasonably required actions in connection therewith in order to expedite or facilitate the registration or the disposition of the applicable Securities or the applicable Exchange Securities, as the case may be, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 6 (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of each applicable series of Securities and the Managing Underwriters, if any) with respect to all parties to be indemnified pursuant to Section 6.


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         (q) In the case of any Shelf Registration Statement, the Company shall
(i) make reasonably available for inspection by the Holders of securities to be registered thereunder, subject to their acceptance of the provisions of this
Section 4(q), any underwriter participating in any distribution pursuant to such Registration Statement, and any Special Counsel, accountant or other agent retained by such Holders or any such underwriter, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries as shall reasonably be required in connection with the discharge of their due diligence obligations; (ii) cause the Company's officers, directors and employees and any relevant trustee to supply all relevant information reasonably requested by such Holders or any such underwriter, Special Counsel, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that, in the case of clause (i) and (ii) above, any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such Holders and any such underwriter, Special Counsel, accountant or agent, unless such disclosure is made in connection with a court proceeding or as required by law after notice has been given to the Company of such pending disclosure and a reasonable opportunity has been provided, whenever reasonably possible, for the Company to obtain an appropriate protective order for the information to be disclosed, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided further, however, that the foregoing inspection and information gathering shall be coordinated on behalf of such Holders and the other parties entitled thereto by the Special Counsel; (iii) make such representations and warranties to the Holders of securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in secondary offerings and covering such matters as are customarily covered in representations and warranties requested in secondary offerings; (iv) obtain opinions of the general counsel of the Company and updates thereof addressed to each selling Holder of securities registered thereunder (if requested by the Majority Holders) and the underwriters, if any, covering such matters and with such exceptions as are customarily covered or taken in opinions requested in secondary offerings; (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder of securities registered thereunder (if requested by the Majority Holders) and the underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with secondary offerings; and (vi) deliver such documents and certificates as may be reasonably requested by the Majority Holders and the Managing Underwriters, if any, or their counsel including those to evidence compliance with Section 4(k) and with conditions customarily contained in the underwriting agreement or other agreement entered into by the Company. The foregoing actions set forth in clauses (iii), (iv), (v) and (vi) of this Section 4(q) shall be performed at (A) the effectiveness of such Registration Statement and each post-effective amendment thereto and (B) the closing under an underwriting or similar agreement as and to the extent required thereunder.

         Notwithstanding the foregoing, the Company shall not be required to comply with the foregoing actions set forth in clauses (i) through (vi) above more than once in connection with an underwritten offering pursuant to a Shelf Registration Statement and the only Holders that may participate in any such underwritten offering are those that agree to enter into customary agreements and provide required information.

         (r) In the case of any Exchange Offer Registration Statement, if requested by the Initial Purchasers, the Company shall (i) make reasonably available for inspection by the Initial Purchasers, subject to their acceptance of the provisions of this Section 4(r), and any Special Counsel, accountant or other agent retained by the Initial Purchasers, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries as shall reasonably be required in connection with the discharge of their due diligence obligations; (ii) cause the Company's officers, directors and employees and any relevant trustee to supply all relevant information reasonably requested by the Initial Purchasers or any such Special Counsel, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that, in the case of clause (i) and (ii) above, any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Initial Purchasers and any such Special Counsel, accountant or agent, unless such disclosure is made in connection with a court proceeding or as required by law after notice has been given to the Company of such pending disclosure and a reasonable opportunity has been provided, whenever reasonably possible, for the Company to obtain an appropriate protective order for the information to be disclosed, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided further, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchasers and other parties entitled thereto by the Special Counsel and other parties; (iii) make such representations and warranties to the Initial Purchasers, in form, substance and scope as are customarily made by issuers to underwriters in secondary offerings and covering such matters as are customarily covered in representations and warranties requested in secondary offerings; and (iv) deliver such documents and certificates as may be reasonably requested by the Initial Purchasers or their counsel, including those to evidence compliance with Section 4(k) and with conditions customarily contained in underwriting agreements. The foregoing actions set forth in clauses (iii) and (iv) of this Section 4(r) shall be performed, if reasonably requested by the Initial Purchasers, at the closing of each of the Exchange Offers and the effective date of any post-effective amendment to the Exchange Offer Registration Statement.

         (s) The Company shall cause the Indenture to be qualified under the Trust Indenture Act in a timely manner.

         5. Registration Expenses. The Company shall bear all expenses incurred in connection with the performance of their obligations under Sections 2, 3 and 4 hereof (other than any underwriting discounts or commissions) and, in the event of any Shelf Registration Statement, will reimburse the applicable Holders for the reasonable fees and disbursements of the Special Counsel designated in connection therewith.

         6. Indemnification; Contribution.

         (a) The Company will indemnify and hold harmless each Holder and each Exchanging Dealer against any losses, claims, damages or liabilities, joint or several, to which such Holder or Exchanging Dealer may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary Prospectus, any preliminary Prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities or the Exchange Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and, except as provided in (c) below, will reimburse each Holder and Exchanging Dealer for any legal or other expenses reasonably incurred by such Holder or Exchanging Dealer in connection with investigating or defending any such action or claim; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary Prospectus, any preliminary Prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities or the Exchange Securities, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by any Holder or Exchanging Dealer expressly for inclusion in the Prospectus; provided further, that if any preliminary Prospectus, any preliminary Prospectus supplement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities or the Exchange Securities, or any amendment or supplement thereto, contained any alleged untrue statement or allegedly omitted to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and such statement or omission shall have been corrected in a revised preliminary Prospectus, any preliminary Prospectus supplement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities or the Exchange Securities, or any amendment or supplement thereto, the Company shall not be liable to any Holder or Exchanging Dealer under this subsection (a) with respect to such alleged untrue statement or alleged omission to the extent that any such loss, claim, damage or liability of such Holder or Exchanging Dealer results from the fact that such Holder or Exchanging Dealer sold Securities or Exchange Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of a revised preliminary Prospectus (excluding documents incorporated by reference), preliminary Prospectus supplement (excluding documents incorporated by reference), the

Prospectus (excluding documents incorporated by reference), the Prospectus as amended or supplemented (excluding documents incorporated by reference), any other amended prospectus relating to the Securities or the Exchange Securities (excluding documents incorporated by reference) or any amendment or supplement thereto relating to the Securities or the Exchange Securities (excluding documents incorporated by reference), as the case may be, containing a correction of such alleged misstatement or omission, if the Company has made available copies thereof to such Holder or Exchanging Dealer prior to the confirmation of such sale; and provided, further, that the Company shall not be liable to any Holder or Exchanging Dealer under this subsection (a) to the extent that any such loss, claim, damage or liability of such Holder or Exchanging Dealer results from the use by such Holder or Exchanging Dealer of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) (i) otherwise than in connection with an offer or sale of the Securities or the Exchange Securities, or (ii) at any time nine months or more after the time of effectiveness of the Prospectus as amended or supplemented unless the Company has prior to such use amended or supplemented the Prospectus as amended or supplemented to comply with Section 10(a)(3) of the Act if required pursuant to Section 5(b) thereof and such Holder or Exchanging Dealer uses the Prospectus as then amended or supplemented.

         Each Holder and Exchanging Dealer acknowledges that the indemnity agreement in this subsection (a) does not extend to any liability which such Holder or Exchanging Dealer might have under Section 5(b) of the Act by reason of the fact that such Holder or Exchanging Dealer sold Securities or Exchange Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference), the Prospectus as amended or supplemented (excluding documents incorporated by reference), any other prospectus relating to the Securities or the Exchange Securities (excluding documents incorporated by reference) or any amendment or supplement relating thereto (excluding documents incorporated by reference), as the case may be, if the Company has made available copies thereof to such Holder or Exchanging Dealer.

         For purposes of this subsection (a) the Prospectus (excluding documents incorporated by reference), the Prospectus as amended or supplemented (excluding documents incorporated by reference), any other prospectus relating to the Securities or the Exchange Securities (excluding documents incorporated by reference) or any amendment or supplement relating thereto (excluding documents incorporated by reference), shall not be deemed to have been made available to a Holder or Exchanging Dealer until such Holder or Exchanging Dealer has received the same.

         (b) Each Holder and Exchanging Dealer will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary Prospectus, any preliminary Prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities or the Exchange Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any preliminary Prospectus, any preliminary Prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities or the Exchange Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Holder or Exchanging Dealer expressly for inclusion therein; and, except as provided in (c) below, will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof, and in the event that such indemnified party shall not so notify the indemnifying party within 30 days following receipt of any such notice by such indemnified party, the indemnifying party shall have no further liability under such subsection to such indemnified party unless such indemnifying party shall have received other notice addressed and delivered in the manner provided in Section 8(c) hereof of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof as provided above, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

         (d) If the indemnification provided for in this Section 6 is unavailable to an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holders and Exchanging Dealers on the other from the offering of the Securities or Exchange Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Holders and Exchanging Dealers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The benefits received by the Company shall be deemed to be equal to the total net proceeds from the Initial Placement (before deducting expenses) as set forth on the cover page of the Final Offering Memorandum. Benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions as set forth on the cover page of the Final Offering Memorandum, and benefits received by any other Holders or Exchanging Dealers shall be deemed to be equal to the value of receiving Securities or Exchange Securities, as applicable, registered under the Act. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holders or Exchanging Dealers on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders and Exchanging Dealers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Holders and Exchanging Dealers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Holder or Exchanging Dealer shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Securities or Exchange Securities sold pursuant to the Registration Statement exceeds the amount of any damages which such Holder or Exchanging Dealer has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Holders and Exchanging Dealers in this subsection (d) to contribute are several and not joint.

         (e) The obligations of the Company under this Section 6 shall be in addition to any liability that the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of a Holder or Exchanging Dealer and to each person, if any, who controls a Holder or Exchanging Dealer within the meaning of the Act or the Exchange

Act; and the obligations of the Holders and Exchanging Dealers under this
Section 6 shall be in addition to any liability that the respective Holders and Exchanging Dealers may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act or the Exchange Act.

         7. Liquidated Damages Under Certain Circumstances. (a) Liquidated damages ("Liquidated Damages") shall become payable in respect of the Securities as follows if any of the following events occur (each such event in clauses (i) through (iv) below, a "Registration Default"):

                  (i) neither the Exchange Offer Registration Statement nor the Shelf Registration Statement is filed with the Commission on or prior to 90th calendar day following the Closing Date;

                  (ii) in the event that the Company is permitted under the law and currently prevailing interpretations of the Commission's staff to effect the Exchange Offers and the Exchange Offer Registration Statement is not declared effective on or prior to the 150th calendar day following the Closing Date or the Exchange Offers are not consummated on or prior to the 180th calendar day following the Closing Date;

                  (iii) in the event the Company is required to file a Shelf Registration Statement, the Shelf Registration Statement is not declared effective on or prior to the 210th day following the Closing Date; or

                  (iv) after a Shelf Registration Statement is declared effective, (A) such Shelf Registration Statement ceases to be effective prior to the end of the Shelf Registration Period (except as permitted in paragraph (b) of this Section 7); (B) such Shelf Registration Statement or the related Prospectus ceases to be useable in connection with resales of Securities or Exchange Securities, as the case may be, covered by such Shelf Registration Statement prior to the end of the Shelf Registration Period (except as permitted in paragraph (b) of this Section 7) because (1) the Company determines that an event occurs as a result of which the related Prospectus forming part of such Shelf Registration Statement would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, (2) the Company determines that it shall be necessary to amend such Shelf Registration Statement, or supplement the related Prospectus, to comply with the Act or the Exchange Act or the rules thereunder, or (3) the Company determines that it is advisable to suspend use of the Prospectus for a discrete period of time due to pending material corporate developments or similar material events that have not yet been publicly disclosed and as to which the Company believes public disclosure will be prejudicial to the Company.

         Liquidated Damages shall accrue on the applicable Securities or the applicable Exchange Securities, as the case may be, over and above the interest rate set forth in the title to the applicable Securities or the applicable Exchange Securities, as the case may be, following the occurrence of any Registration Default set forth in clauses (i), (ii) and (iii) above from and including the next day following each such Registration Default, in each case at a rate equal to 0.25% per annum. The Liquidated Damages attributable to each Registration Default referred to in clauses (i), (ii) and (iii) above shall cease to accrue from the filing of the Exchange Offer Registration Statement or the Shelf Registration Statement after such 90-day period, in the case of clause
(i) above, the date of effectiveness of the Exchange Offer Registration Statement after such 150-day period or the consummation of the Exchange Offers after such 180-day period, in the case of clause (ii) above, or the date of effectiveness of the applicable Shelf Registration Statement after the applicable period, in the case of clause (iii) above. In no event, however, shall the rate for the Liquidated Damages exceed 0.25% per annum.

         If the Shelf Registration Statement is declared effective but shall thereafter become unusable by the Holders for any reason (whether pursuant to Section 7(a)(iv) or otherwise), and the aggregate number of days in any consecutive twelve-month period for which the Shelf Registration Statement shall not be usable exceeds 60 days in the aggregate, then the Liquidated Damages shall accrue on the applicable Securities or the applicable Exchange Securities, as the case may be, over and above the interest rate set forth in the title to the applicable Securities or the applicable Exchange Securities, as the case may be, beginning on the 61st such date that such Shelf Registration Statement ceases to be usable at a rate equal to 0.25% per annum.

         The Company shall notify the Trustee within five business days after each and every date on which an event occurs in respect of which Liquidated Damages are required to be paid (an "Event Date"). Liquidated Damages shall be paid by depositing with the Trustee, in trust, for the benefit of the Holders of the Securities entitled to receive the interest payment, on or before the applicable semi-annual interest payment date, immediately available funds in sums sufficient to pay the Liquidated Damages then due. The Liquidated Damages due shall be payable on each interest payment date to the record Holder of Securities entitled to receive the interest payment to be paid on such date as set forth in the Indenture.

         (b) A Registration Default referred to in Section 7(a)(iv) shall be deemed not to have occurred and be continuing in relation to a Shelf Registration Statement or the related Prospectus if (i) such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related Prospectus or (y) the occurrence of other material events or developments with respect to the Company that would need to be described in such Registration Statement or the related Prospectus or (z) the Company determines in its good faith judgment that the disclosure of such event at such time would have a material adverse effect on the business, operations or prospects of the Company or the disclosure otherwise relates to a pending material business transaction that has not yet been publicly disclosed and the Company proceeds promptly and in good faith to amend or supplement such Registration Statement and related Prospectus as soon as it reasonably believes such disclosure can be made, and (ii) in the case of clause (y), the Company is proceeding promptly and in good faith to amend or supplement such Registration Statement and related Prospectus to describe such events, and in the case of clause (z), such registration default does not exceed 60 days in any 365-day period.

         8. Miscellaneous.

         (a) No Inconsistent Agreements. The Company has not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to the Securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

         (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Holders of at least a majority of the then outstanding aggregate principal amount of each series of Securities (or, after the consummation of any Exchange Offer in accordance with Section 2 hereof, of each series of Exchange Securities); provided, however, that, with respect to any matter that affects the rights of any Initial Purchaser hereunder, the Company shall obtain the written consent of the Initial Purchasers. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Holders of a majority of each series of Securities, determined on the basis of Securities being sold rather than registered under such Registration Statement.

         (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

                  (i) if to a Holder, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 8(c), which address initially is, with respect to each Holder, the address of such Holder maintained by the registrar under the Indenture, with a copy in like manner to the Initial Purchasers;

                  (ii) if to you, initially at the address set forth in the Purchase Agreement; and

                  (iii) if to the Company, initially at the address set forth in the Purchase Agreement.

         All such notices and communications shall be deemed to have been duly given when received. The Initial Purchasers or the Company by notice to the other may designate additional or different addresses for subsequent notices or communications.

         (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders of Securities and/or Exchange Securities. The Company hereby agrees to extend the benefits of this Agreement to any Holders of Securities and/or Exchange Securities and any such Holder may enforce the provisions of this Agreement as if an original party hereto.

         (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE.

         (h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

         (i) Securities Held by the Company, etc. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities or Exchange Securities is required hereunder, Securities or Exchange Securities, as applicable, held by the Company or its Affiliates (other than subsequent Holders of Securities or Exchange Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities or Exchange Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

         Please confirm that the foregoing correctly sets forth the agreement among the Company and you.

                                            Very truly yours,

                                            ROHM AND HAAS COMPANY


                                            By:_________________________________
                                                Name:
                                                Title:


Accepted, July 6, 1999

SALOMON SMITH BARNEY INC.
CHASE SECURITIES INC.
GOLDMAN, SACHS & CO.
BANC ONE CAPITAL MARKETS, INC.

By:  SALOMON SMITH BARNEY INC.


     By:_________________________________
         Name:
         Title:

                                                                         ANNEX A

                                     Annex A

         Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offers must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. Each Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, ending on the close of business on the 180th day following the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         ANNEX B


                                     Annex B

         Each broker-dealer that receives Exchange Securities for its own account in exchange for Securities, where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution."

                                                                         ANNEX C


                              Plan of Distribution

         Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offers must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Securities where such Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, starting on the applicable Expiration Date and ending on the close of business on the 180th day following such Expiration Date, it will make this Prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale.

         The Company will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Exchange Offers may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Exchange Offers and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Act and any profit of any such resale of Exchange Securities and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. Each Letter of Transmittal relating to the exchange of Securities for Exchange Securities states that by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         For a period of 180 days after the Expiration Date, the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the applicable Letter of Transmittal. The Company has agreed to pay all expenses incident to the Exchange Offers other than commissions or concessions of any brokers or dealers and will indemnify the holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

         [If applicable, add information required by Regulation S-K Items 507 and/or 508.]

                                                                         ANNEX D

                                     Rider A

         CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:___________________________________________________________________________

Address:________________________________________________________________________

        ________________________________________________________________________


                                     Rider B

         If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Securities, it represents that the Securities to be exchanged for Exchange Securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Act.

                                                                         ANNEX E

                   FORM OF LETTER TO BE PROVIDED BY ISSUER TO
                          THE DEPOSITORY TRUST COMPANY

                              ROHM AND HAAS COMPANY
                           100 Independence Mall West
                           Philadelphia, PA 19106-2399
                            __________________, 199__

The Depository Trust Company
55 Water Street, 49th Floor
New York, NY 10041
Attn: General Counsel's Office

Ladies and Gentlemen:

         We refer to the Letter of Representations, dated July 1, 1999 (the "Letter of Representations"), from Rohm and Haas Company (the "Issuer") and Chase Manhattan Trust Company, National Association, as trustee (the "Trustee"), to The Depository Trust Company ("DTC") regarding the Issuer's 6.95% Notes due 2004, 7.40% Notes due 2009 and 7.95% Debentures due 2029 (the "Old Securities"). The CUSIP numbers of the Old Securities are 775371 AL 1, 775371 AP 2 and 775371 AS 6, respectively, for qualified institutional buyers, U77533 AA 2, U77533 AB 0 and U77533 AC 8, respectively, for buyers who were sold Old Securities in compliance with Regulation S under the Securities Act of 1933, as amended, and 775371 AM 9, 775371 AQ 0 and 775371 AT 4, respectively, for institutional accredited investors. The Issuer and the Trustee hereby agree and notify DTC that as of ________ __, 199__, the Securities and Exchange Commission declared effective a Registration Statement (File No. _____) with respect to an offering of the Issuer's 6.95% Exchange Notes due 2004, 7.40% Exchange Notes due 2009 and 7.85% Exchange Debentures due 2029, (the "New Securities") (CUSIP Nos. _________, _________ and _________, respectively) in exchange for the Old Securities. Following the consummation of the exchange offer and the cancellation of the global securities representing the Old Securities, the Issuer and the Trustee agree that, with the exception of the Representations for Rule 144A Securities attached thereto, the Letter of Representations and any applicable riders thereto shall remain in full force and effect with respect to the New Securities.

                                            Very truly yours,

                                            ROHM AND HAAS COMPANY


                                            By:_________________________________
                                                Name:
                                                Title:

                                            CHASE MANHATTAN TRUST COMPANY,
                                            NATIONAL ASSOCIATION


                                            By:_________________________________
                                                Name:
                                                Title:

Received and Accepted:

THE DEPOSITORY TRUST COMPANY

By:_________________________________
    Name:
    Title: